UBS PACE

Prospectus

PACE® Select Advisors Trust

PACE® Money Market Investments

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Intermediate Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® International Fixed Income Investments

PACE® High Yield Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Global Real Estate Securities Investments

PACE® Alternative Strategies Investments

Supplement to the standalone PACE® Money Market Investments prospectus and the prospectus relating to Class P shares (collectively, the "Prospectuses") dated March 31, 2014, as supplemented

ZS-674

May 27, 2014

Dear Investor,

The purpose of this supplement is to provide you with updated information regarding each of the above named funds. Effective May 27, 2014, the maximum annual account fee payable under the PACE® Select Advisors Program and the PACESM Multi Advisor Program will increase to 2.50%. The Prospectuses are hereby supplemented accordingly as shown below.

All references to the maximum annual account fee of 2.00% under the PACE® Select Advisors Program and the PACESM Multi Advisor Program are replaced with a maximum annual account fee of 2.50%.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.